SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): July 25, 2001



                           DATALOGIC INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-30382                33-0755473
---------                           -------                ----------
(State or other             (Commission File Number)     (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation or
organization)


12966 Euclid Street, Suite 450, Garden Grove, California          92840
--------------------------------------------------------------    -----
(Address of principal executive offices)                         (Zip Code)


                                  714.530.6005
                                  ------------
              (Registrant's telephone number, including area code)

                          TOPCLICK INTERNATIONAL, INC
   7676 Hazard Center Drive, Office 10, 5th Floor, San Diego, California 92108
   ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective June 11, 2001, the shareholders of DataLogic, Inc., a Texas corporation ("DataLogic"), exchanged 1,000 shares of no par value common stock of DataLogic, which then constituted 100% of the issued and outstanding shares of the no par value common stock of DataLogic for 17,500,000 shares of our common stock ("Acquisition"). The Acquisition was approved by the unanimous written consent of our Board of Directors on July 20, 2001. Immediately prior to the Acquisition, we had 26,923,675 shares of common stock issued and outstanding. Following the Acquisition and the reverse stock split, we have 24,230,918 shares of common stock issued and outstanding.

As a condition precedent to the Acquisition, on July 20, 2001, we authorized a reverse stock split of our common stock pursuant to which the issued and outstanding shares of $.001 par value common stock was reduced by seventy-five percent (75%); that is, every four (4) shares of our issued and outstanding common stock shall be exchanged for one (1) share of our common stock.

The following table specifies information regarding the shareholdings of our current directors and executive officers and those persons or entities who beneficially own more than 5% of our common stock (giving effect to the exercise of the warrants held by each such person or entity):


Title of Class              Name and Address of              Amount and Nature of Beneficial         Percent of Class(1)
                            Beneficial Owner                 Ownership
-------------------------   ----------------------------     ------------------------------------    ---------------------
$.001 Par Value Common      Derek K. Nguyen                   6,674,885 shares;                      27.55%
Stock                       12966 Euclid Street               President, Chief Executive
                            #450                              Officer and Chairman of the
                            Garden Grove, CA 92840            Board of Directors
                                                                                                     15.30%
$.001 Par Value Common      Khanh D. Nguyen                   3,708,269 shares;
Stock                       5001 Spring Valley Rd             Chief Technical Officer, Chief
                            #400E                             Financial Officer, and Director
                            Dallas, TX 75244

$.001 Par Value Common      Nigel K. Kaiyanni                 2,224,962 shares;                      9.18%
Stock                       12966 Euclid Street               Chief Operating Officer,
                            #450                              Secretary and Director
                            Garden Grove, CA 92840

$.001 Par Value Common      Providential Holdings             2,666,922 shares;                      11.00%
Stock                       8700 Warner Avenue                5% or more
                            Fountain Valley, CA 92708         shareholder

$.001 Par Value Common      Dennis Tran                       371,077 shares;                        1.5%
Stock                       5001 Spring Valley Rd             Chief Information Officer and
                            #400E                             Director
                            Dallas, TX 75244


Our Management. We are dependent on the efforts and abilities of certain of our senior management. The interruption of the services of key management could have a material adverse effect on our operations, profits and future development, if suitable replacements are not promptly obtained. We anticipate that we will enter into employment agreements with each of our key executives. However, we cannot guaranty that each executive will remain with us during or after the term of his or her employment agreement. In addition, our success depends, in part, upon our ability to attract and retain other talented personnel. Although we believe that our relations with our personnel are good and that we will continue to be successful in attracting and retaining qualified personnel, we cannot guaranty that we will be able to continue to do so. All of our officers and directors will hold office until their resignation or removal.

Our directors and principal executive officers are as specified on the following table:

=========================== ======== ====================================
Name                          Age     Position
---------------------------- -------- ------------------------------------
Derek K. Nguyen               38      President,  Chief Executive Officer
                                      and   Chairman   of  the  Board  of
                                      Directors

---------------------------- -------- ------------------------------------
Nigel K. Kaiyanni             34      Secretary,  Chief Operating Officer
                                      and Director
---------------------------- -------- ------------------------------------
Khanh D. Nguyen               37      Chief Technical Officer, Chief
                                      Financial Officer and Director
---------------------------- -------- ------------------------------------
Dennis T. Tran                39      Chief Information Officer and
                                      Director
============================ ======== ====================================

Derek K. Nguyen. Mr. Nguyen is our Chief Executive Officer, President and a Chairman of our Board of Directors. Mr. Nguyen graduated from the University of North Texas in 1985 and received a Bachelor of Business Administration degree in Information Systems. Mr. Nguyen is responsible for our day-to-day operations, including the development of strategic alliances and relationships, the development of new business and sales and marketing. Under Mr. Nguyen's leadership, DataLogic Consulting, Inc. received several awards, including Houston's 100 Fastest Growing Companies during 1997-1998; Inc. Magazine's Fastest Growing 500 Winners in 1999; 50 Largest Minority Owned Firms in Houston in 1999-2000; and Top 100 Diversity Owned Businesses in Texas in 2000. From September 1993 through the present, Mr. Nguyen served as Chief Executive Officer, President and Chairman of the Board of DataLogic Consulting, Inc. Mr. Nguyen has consulted with AT&T, FedEx, International Paper, Exxon, Mobil, and Prudential Healthcare for whom he developed SAS/Cobol-based business applications. Mr. Nguyen is the brother-in-law of Dennis T. Tran, a member of our Board of Directors. Mr. Nguyen is the brother of Nigel K. Kaiyanni, our Secretary and Chief Operating Officer and a member of our Board of Directors. Mr. Nguyen is the brother of Khanh D. Nguyen, our Chief Technical Officer, Chief Financial Officer and a member of our Board of Directors.

Nigel K. Kaiyanni. Mr. Kaiyanni is our Secretary, Chief Operating Officer and a member of our Board of Directors. Mr. Kaiyanni graduated from the University of West Los Angeles, School of Law, in 1999, and received a Juris Doctorate degree. From August 2000 through the present, Mr. Kaiyanni worked for DataLogic Consulting, Inc. as its Secretary and a member of its Board of Directors, where he oversees the day-to-day operations. From June 1999 through November 1999, Mr. Kaiyanni worked on a pro bono basis as a Litigation Assistant and a consultant with the law firm of Ramin Saedi & Associates, in Century City, California. From January 1996 through December 1999, Mr. Kaiyanni was a full time law student. Mr. Kaiyanni is the brother of Derek K. Nguyen, our President, and Chairman of our Board of Directors. Mr. Kaiyanni is the brother-in-law of Dennis T. Tran, a member of our Board of Directors. Mr. Kaiyanni is the brother of Khanh D. Nguyen, our Chief Technical Officer, Chief Financial Officer and a member of our Board of Directors.

Khanh D. Nguyen. Mr. Nguyen is our Chief Technology Officer, Chief Financial Officer and a member of our Board of Directors. Mr. Nguyen graduated from Texas A&M University in 1987 and received a Bachelor of Science degree in Electrical Engineering. From September 1999 through the present Mr. Nguyen has been employed by KDN Securities as its President. From September 1993 through the present, Mr. Nguyen has been employed by DataLogic Consulting, Inc.as its Vice President and its Chief Technology Officer and a member of its Board of Directors. At DataLogic Consulting, Inc. Mr. Nguyen oversees and manages the financial and technical operations. Under his direction, DataLogic Consulting, Inc. has formed working relationships with SAS Institute, Inc., MindLeaders.com and Intelilabs.com. From February 1999 through April 1999, Mr. Nguyen was employed by Harvest Technology as a Product Manager. Mr. Nguyen has consulted with CSX, Charles Schwab and Flagstar for whom he developed real-time and object-oriented applications. From December 1996 through September 1997, Mr. Nguyen was employed by Distributed Solution as a Systems Architect. Mr. Nguyen is the brother of Derek K. Nguyen, our President and a member of our Board of Directors. Mr. Nguyen is the brother of Nigel K. Kaiyanni, our Secretary and a member of our Board of Directors. Mr. Nguyen is the brother-in-law of Dennis T. Tran, our Chief Information Officer and a member of our Board of Directors.

Dennis T. Tran. Mr. Tran is our Chief Information Officer and a member of our Board of Directors. Mr. Tran graduated from Kansas State University in 1984 and received a Bachelor of Science degree in Computer Science. Mr. Tran, also, serves as our Chief Information (technology) Officer and, as such, he supervises and coordinates our offsite-outsourcing business opportunities. Mr. Tran specializes in Oracle RDBMS and object-oriented software. From March of 2001 to the present Mr. Tran is employed by Baylor Healthcare System as a Project Manager. From December 2000 through March 2001, Mr. Tran was employed by Interliant as a Senior Consultant. From March 1999 through November 2000, Mr. Tran was employed by Quadramed as a Project Manager. From August 1996 through

March 1999, Mr. Tran was employed by Matrix, Inc. as a Senior Consultant. From June 1993 through August 1996, Mr. Tran was employed by Digital Switch Corporation as a Senior Systems Analyst. Mr. Tran is the brother-in-law of Derek K. Nguyen, our President, Chief Executive Officer and Chairman of our Board of Directors. Mr. Tran is the brother-in-law of Nigel K. Kaiyanni, our Secretary and a member of our Board of Directors. Mr. Tran is the brother-in-law of Khanh D. Nguyen, our Chief Technical Officer, Chief Financial Officer and a member of our Board of Directors.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 20, 2001, Davidson & Company, LLP resigned as our auditor and, as a result, on July 23, 2001 we appointed Kabani & Company as our auditor. The address of Kabani & Company is 8700 Warner Avenue, Room 200, Fountain Valley, California 92708. Davidson & Company, LLP did not render an opinion with an adverse opinion or disclaimer of opinion or any report modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former auditor regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The decision to retain Kabani & Company was approved by our Board of Directors.

ITEM 5.    OTHER EVENTS.

Effective July 20, 2001, we changed our address. Our new address is 12966 Euclid Street, Suite 450, Garden Grove, California 92840. Our new phone number is 714.530.6005.

On July 20, 2001, we approved the amendment of our Certificate of Incorporation to authorize the reverse stock split of our common stock on a one for four basis; that is, each issued and outstanding four (4) shares of our common stock shall be exchanged and converted into one share of our common stock.

On July 23, 2001, we approved the amendment of our Certificate of Incorporation to change our name to DataLogic International, Inc. Also, on July 23, 2001, we appointed Khanh D. Nguyen as our Chief Financial Officer.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

Effective upon completion of the Acquisition Agreement, our Board of Directors accepted the resignation of Mr. Chris Lewis as President, Treasurer, Secretary and director after Mr. Lewis appointed Derek K. Nguyen as President and a director, Nigel Kaiyanni as Secretary and a director, Khanh D. Nguyen as a director and Dennis T. Tran as a director.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16 -  Letter from Auditor



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                               DataLogic International, Inc.,
                                               a Delaware corporation


DATED:  September 7, 2001                      By: /s/  Nigel Kaiyanni
                                               -----------------------------
                                               Nigel Kaiyanni, Chief Operating
                                               Officer